                                                                    EXHIBIT 10.5

                                 INDEMNITY AND
                               GUARANTY AGREEMENT
                               ------------------
                                 (DLJ 1996-CF1)
                               (Loan No. 9690381)

     THIS INDEMNITY AND GUARANTY AGREEMENT (this "Agreement"), made as of the
                                                  ---------
___ day of _______, 1998, jointly and severally by BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, INC., a Delaware corporation ("Tenant") and BROOKDALE LIVING
                                              ------
COMMUNITIES, INC., a Delaware corporation ("Parent"), each of whose address is
                                            ------
77 West Wacker Drive, Suite 4800, Chicago Illinois, 60601 Attn: Darryl W. Copeland, Jr. (Tenant and Parent being referred to herein collectively as "Indemnitors" and individually as "Indemnitor"), in favor of LASALLE NATIONAL
 -----------                       ----------
BANK, AS TRUSTEE FOR THE REGISTERED HOLDERS OF DLJ MORTGAGE ACCEPTANCE CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-CF1 ("Lender"), whose
                                                                 ------
address is 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attn:
Linda Wirfel; DLJ 1996-CF1; Loan No. 9690381.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Atrium Venture, a California limited partnership ("Original
                                                                 --------
Borrower"), obtained a loan (the "Loan") in the principal amount of Eighteen
--------                          ----
Million Four Hundred Thousand and No/100 Dollars ($18,400,000) from Column Financial, Inc., a Delaware corporation ("Original Lender"); and
                                          ---------------

     WHEREAS, the Loan is evidenced by a Promissory Note dated as of January 15, 1996 (the "Note"), executed by Original Borrower and payable to the order of
           ----
Original Lender in the stated principal amount of Eighteen Million Four Hundred Thousand and No/100 Dollars ($18,400,000) and is secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of January 15, 1996 (the "Deed of Trust") from Original Borrower, as trustor, to a trustee
               -------------
for the benefit of Original Lender, as beneficiary, encumbering Original Borrower's interest in that certain real property situated in the County of Santa Clara, State of California, as more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (said real property, buildings, structures and other improvements being hereinafter collectively referred to as the "Property") and by other documents
                                             --------
and instruments (the Note, the Deed of Trust, the Assumption Agreement (as hereinafter defined) and such other documents and instruments evidencing or securing the Loan, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan
                                                                   ----
Documents"); and
---------

     WHEREAS, Lender is the current owner and holder of the Loan; and

     WHEREAS, The Atrium of San Jose LLC, a Delaware limited liability company ("New Borrower") desires to purchase the Property from Original Borrower and to
  ------------
assume all of Original Borrower's obligations under the Loan Documents; and

     WHEREAS, New Borrower desires to lease the Property to Tenant pursuant to that certain lease (the "Lease") of even date herewith between Tenant, as Lessee
                         -----
and New Borrower, as Lessor-Owner; and

     WHEREAS, a sale of the Property to and the assumption of the Loan by a third party and New Borrower entering into the Lease with Tenant without the consent of Lender is prohibited by the terms of the Deed of Trust thereof; and

     WHEREAS, as a condition to Lender's consenting to (i) New Borrower entering into the Lease with Tenant; and (ii) the sale of the Property to New Borrower and the assumption of the Loan by New Borrower in accordance with the terms of a Note and Deed of Trust Assumption Agreement (the "Assumption Agreement") of even
                                                  --------------------
date herewith among Original Borrower, New Borrower and Lender (the "Requested
                                                                     ---------
Actions"), Lender has required that Indemnitors indemnify Lender from and
-------
against and guarantee payment to Lender of those items for which New Borrower is personally liable and for which Lender has recourse against New Borrower under the terms of the Loan Documents.

     NOW, THEREFORE, to induce Lender to consent to the Requested Actions and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby covenant and agree for the benefit of Lender, as follows:

1.   INDEMNITY AND GUARANTY. Indemnitors hereby assume liability for, hereby
     ----------------------
     guarantee payment to Lender of, hereby agree to pay, protect, defend and save Lender harmless from and against, and hereby indemnify Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, "Costs") which may at any time be
                                            -----
     imposed upon, incurred by or awarded against Lender as a result of:

     (1) Proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Security Property (as defined in the Note), to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;

     (2) Proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Security Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;

     (3) All tenant security deposits or other refundable deposits paid to or held by New Borrower or Tenant or any other person or entity in connection with leases or subleases of all or any portion of the Security Property which are not applied in accordance with the terms of the applicable lease, sublease or other agreement;

     (4) Rent and other payments received by New Borrower or Tenant from tenants or subtenants under leases of all or any portion of the Security Property paid more than one month in advance (other than the SELCO Basic Rent which is to be paid by Tenant on a quarterly basis pursuant to the terms of the Lease);

     (5) Rents, issues, profits and revenues of all or any portion of the Security Property received from tenants or subtenants by New Borrower or Tenant and applicable to a period after any notice of default from Lender under the Loan Documents in the event of any default by New Borrower thereunder which are not either applied to the ordinary and necessary expenses (which expenses shall not include any Base or Basic Rent or Rental (except for the Senior Loan Debt Service Rent) as such terms are defined and used in the Lease) of owning and operating the Security Property or paid to Lender;

     (6) Damage to all or any portion of the Security Property as a result of the intentional misconduct or gross negligence of New Borrower or Tenant or any of their respective principals, officers members or general partners, or any agent or employee of such persons, or any removal of all or any portion of the Security Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such damage or removal;

     (7) Failure by New Borrower to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Security Property which would be superior to the lien or security title of the Deed of Trust or the other Loan Documents, to the full extent of the amount claimed by any such lien claimant;

     (8) All obligations and indemnities of New Borrower under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including those resulting from diminution in value of any Security Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations; and

     (9) Fraud or material misrepresentation by New Borrower or Tenant or any of their respective principals, members, officers or general partners, any guarantor, any indemnitor or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of New Borrower or Tenant, or any member, principal, or officer of New Borrower or Tenant, or any guarantor or any indemnitor, to the full extent of any losses, damages and expenses of Lender on account thereof.

     This is a guaranty of payment and performance and not of collection. The liability of Indemnitors under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against New Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Indemnitors waive any right to require that an action be brought against New Borrower or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, New Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Indemnitors shall nevertheless be fully liable therefor to the full extent that New Borrower was liable therefor, or that Indemnitors are liable therefor as set forth in this Indemnity. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitors shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitors may have against New Borrower may be destroyed or diminished by the exercise of any such remedy.

2.   INDEMNIFICATION PROCEDURES.
     --------------------------

     (1) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitors in writing thereof and Indemnitors shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitors of such matter shall not impair or reduce the obligations of Indemnitors hereunder. Lender shall have the right, at the expense of Indemnitors (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitors shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitors to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitors shall pay the same as hereinafter provided. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

     (2)  Indemnitors shall not, without the prior written consent of Lender:
          (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment in respect of the matters set forth in paragraphs 1(a) through 1(i), inclusive, hereof that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in respect of the matters set forth in paragraphs 1(a) through 1(i), inclusive, hereof in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

     (3) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitors shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitors to periodically pay such Costs, such Costs, if not paid within said ten day period, shall bear interest at the Default Interest Rate (as defined in the Note).

3.   REINSTATEMENT OF OBLIGATIONS.  If at any time all or any part of any
     ----------------------------
     payment made by Indemnitors or received by Lender from Indemnitors under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of either Indemnitor), then the obligations of Indemnitors hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitors, or receipt of payment by Lender, and the obligations of Indemnitors hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitors had never been made.

4.   WAIVERS BY INDEMNITORS.  To the extent permitted by law, Indemnitors hereby
     ----------------------
     waive and agree not to assert or take advantage of and shall not be released or exonerated as a result of (including any release or exoneration that might occur under California Civil Code Section 2809, 2810, 2819, 2822, 2845, 2848, 2849 or 2850):

     (1) Any right to require Lender to proceed against New Borrower or any other indemnitor or guarantor or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against Indemnitors hereunder;

     (2)  The defense of the statute of limitations in any action hereunder;

     (3) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

     (4) Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of New Borrower, Lender, any endorser or creditor of New Borrower or of either Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

     (5) All rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed an Indemnitors' rights of subrogation and reimbursement against New Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

     (6) Any right or claim of right to cause a marshaling of the assets of any Indemnitor;

     (7) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

     (8) Any duty on the part of Lender to disclose to Indemnitors any facts Lender may now or hereafter know about New Borrower or the Security Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitors intend to assume or has reason to believe that such facts are unknown to Indemnitors or has a reasonable opportunity to communicate such facts to Indemnitors, it being understood and agreed that Indemnitors are fully responsible for being and keeping informed of the financial condition of New Borrower, of the condition of the Security Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitors hereunder;

     (9) Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

     (10) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

     (11) Any lack of commercial reasonableness in dealing with the collateral for the Loan;

     (12) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

     (13) An assertion or claim that the automatic stay provided by 11 U.S. C.
          (S)362 (arising upon the voluntary or involuntary bankruptcy proceeding of New Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against any Indemnitor or the collateral for the Loan;

     (14) Any modifications of the Loan Documents or any obligation of New Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

     (15) Any action, occurrence, event or matter consented to by Indemnitors under Section 5(h) hereof, under any other provision hereof, or otherwise.

5.   GENERAL PROVISIONS.
     ------------------

     (1)  Fully Recourse.  All of the terms and provisions of this Agreement are
          --------------
          recourse obligations of Indemnitors and not restricted by any limitation on personal liability.

     (2)  Unsecured Obligations. Indemnitors hereby acknowledge that Lender's
          ---------------------
          appraisal of the Security Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitors' indemnity set forth herein among the obligations secured by the Deed of Trust and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitors herein.

     (3)  Survival.  This Agreement shall be deemed to be continuing in nature
          --------
          and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Deed of Trust or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

     (4)  No Subrogation; No Recourse Against Lender.  Notwithstanding the
          ------------------------------------------
          satisfaction by any Indemnitor of any liability hereunder, Indemnitors shall not have any right of subrogation (including any rights arising under California Civil Code Sections 2848 and 2849), contribution, reimbursement (including any rights arising under California Civil Code Section 2847), performance (including any rights arising under California Civil Code Section 2846), or indemnity whatsoever or any right of recourse to or with respect to New Borrower or the assets or property of New Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitors expressly waive any and all rights of subrogation of Lender against New Borrower, and Indemnitors hereby waive any rights to enforce any remedy which Lender may have against New Borrower and any right to participate in any collateral for the Loan. The parties included in Indemnitors recognize that, pursuant to Section 580d of the California Code of Civil Procedure, Lender's realization through non-judicial foreclosure upon any real property constituting security for New Borrower's obligations under the Loan Documents could terminate any right of Lender to recover a deficiency judgment against New Borrower, thereby terminating subrogation rights which such parties otherwise might have against New Borrower. In the absence of an adequate waiver, such a termination of subrogation rights could create a defense to enforcement of this Agreement against such parties.

          Indemnitors hereby unconditionally and irrevocably waive any such defense. In addition to and without in any way limiting the foregoing, Indemnitors hereby subordinate any and all indebtedness of New Borrower now or hereafter owed to any Indemnitor to all indebtedness of New Borrower to Lender, and agrees with Lender that Indemnitors shall not demand or accept any payment of principal or interest from New Borrower, shall not claim any offset or other reduction of Indemnitors' obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, except in the event of Lender's gross negligence or willful misconduct, Indemnitors shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

     (5)  Reservation of Rights.  Nothing contained in this Agreement shall
          ---------------------
          prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against New Borrower, Any Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C.
          (S)9601 et seq.), as it may be amended from time to time, or any other
                  -- ---
          applicable federal, state or local laws, all such rights being hereby expressly reserved.

     (6)  Financial Statements.  Each Indemnitor hereby agrees, as a material
          --------------------
          inducement to Lender to grant its consent as contemplated hereby, to furnish to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Indemnitor certified by Indemnitor, in form and substance acceptable to Lender. Each Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to said Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of said Indemnitor.

     (7)  Rights Cumulative; Payments.  Lender's rights under this Agreement
          ---------------------------
          shall be in addition to all rights of Lender under the Note, the Deed of Trust and the other Loan Documents.

     (8)  No Limitation on Liability.  Indemnitors hereby consent and agree that
          --------------------------
          Lender may at any time and from time to time without further consent from Indemnitors do any of the following events, and the liability of Indemnitors under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitors or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Deed of Trust or any of the other Loan Documents or any sale or transfer of the Security Property; (iii) any change in the composition of New Borrower, Parent or Tenant, including, without limitation, the withdrawal or removal of Indemnitors from any current or future position of ownership, management or control of Borrower, Tenant or Parent; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitors herein or by New Borrower or Tenant in any of the Loan Documents or the Assumption Agreement; (v) the release of New Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release of Tenant or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in the Lease by operation of law or otherwise; (vii) the release, substitution or subordination in whole or in part of any security for the Loan; (viii) Lender's failure to record the Assumption Agreement or to file any financing statement (or Lender's improper recording or filing of the Deed of Trust) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (ix) the modification of the terms of any one or more of the Loan Documents; or (x) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, the Lease, nor any course or dealing with New Borrower, Tenant, Parent, or any other person, shall limit, impair or release Indemnitors' obligations hereunder, affect this Agreement in any way or afford Indemnitors any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

     (9)  Entire Agreement; Amendment; Severability.  This Agreement contains
          -----------------------------------------
          the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     (10) Governing Law; Binding Effect; Waiver of Acceptance.  This Agreement
          ---------------------------------------------------
          shall be governed by and construed in accordance with the laws of the State of California, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling. This Agreement shall bind each Indemnitor and the heirs, personal representatives, successors and assigns of each Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, servicers, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitors shall not assign any of their respective rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Each Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitors.

     (11) Notice.  All notices, demands, requests or other communications to be
          ------
          sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     (12) No Waiver; Time of Essence; Business Day.  The failure of any party
          ----------------------------------------
          hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term "business day"
                                                                 ------------
          as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

     (13) Captions for Convenience.  The captions and headings of the sections
          ------------------------
          and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

     (14) Attorneys' Fees.  In the event it is necessary for Lender to retain
          ---------------
          the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitors agree to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.

     (15) Successive Actions.  A separate right of action hereunder shall arise
          ------------------
          each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitors under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitors hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.

     (16) Reliance.  Lender would not grant its consent to the Requested Actions
          --------
          without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, Lender has agreed to give its consent to the Requested Actions and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

     (17) SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.
          ------------------------------------------------

          (1) INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A)

               SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF CALIFORNIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN SANTA CLARA COUNTY, CALIFORNIA,
               (C) SUBMIT TO THE JURISDICTION OF SUCH COURTS, AND, (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT NEITHER OF THEM WILL BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITORS FURTHER CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE INDEMNITORS AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5(k) HEREOF, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

          (2) LENDER AND INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITORS, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITORS, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     (18) Waiver by Indemnitors.  Indemnitors covenant and agree that, upon the
          ---------------------
          commencement of a voluntary or involuntary bankruptcy proceeding by or against New Borrower, Indemnitors shall not seek or cause New Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U. S. C. (S) 105 or any other provision of the

          Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitors or the collateral for the Loan by virtue of this Agreement or otherwise.

     (19) Joint and Several Liability.  Notwithstanding anything to the contrary
          ---------------------------
          herein, the representations, warranties, covenants and agreements made by each of Indemnitors herein; and the liability of each of Indemnitors hereunder, is joint and several.

     (20) Counterparts.  This Agreement may be executed in any number of
          ------------
          counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

     IN WITNESS WHEREOF, Indemnitors have executed this Agreement as of the day and year first above written.

                                        TENANT:

                                        BROOKDALE LIVING COMMUNITIES OF
                                        CALIFORNIA, INC., a Delaware corporation

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                        PARENT:

                                        BROOKDALE LIVING COMMUNITIES, INC.,
                                        a Delaware corporation

                                        By:    _________________________________
                                        Name:  _________________________________
                                        Title: _________________________________